UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2020

FOSSIL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19848	75-2018505
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

901 S. Central Expressway Richardson, Texas (Address of principal executive offices)	75080 (Zip Code)

Registrant’s telephone number, including area code: (972) 234-2525

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FOSL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On June 3, 2020, the Company issued a press release announcing financial results for the fiscal quarter ended April 4, 2020. A copy of the press release is attached hereto as Exhibit 99.1.

The information in Item 2.02 of this Current Report and the accompanying Exhibit 99.1 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and are not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report in such a filing.

Item 7.01	Regulation FD Disclosure.

The Company is currently (i) negotiating with the majority lender under its Term Credit Agreement, dated as of September 26, 2019, by and among the Company, as borrower, JPMorgan Chase Bank, N.A. as administrative agent and the lenders party thereto (as amended to date, the “Term Credit Agreement”) to amend certain provisions contained therein (the “Proposed Amendment”) and (ii) seeking a waiver of a covenant to provide an interim compliance certificate (the “Compliance Certificate”) under the Term Credit Agreement on June 5, 2020. The material terms of the Proposed Amendment are set forth in Exhibit 99.2 attached hereto and incorporated by reference herein. The Company expects to enter into the Proposed Amendment prior to filing its quarterly report on Form 10-Q for the quarter ended April 4, 2020 (the “First Quarter Form 10-Q”). However, there can be no assurance that the Company will be able to enter into the Proposed Amendment prior to the filing of the First Quarter Form 10-Q. If the Company is unable to enter into the Proposed Amendment prior to the filing of the First Quarter Form 10-Q or obtain a waiver of the covenant to provide the Compliance Certificate, the Company would be default under the Term Credit Agreement, which would trigger a cross default under the Company’s revolving credit facility.

In connection with the negotiation of the Proposed Amendment, the Company entered into a confidentiality agreement with the majority lender under the Term Credit Agreement. Pursuant to the confidentiality agreement, the Company provided the lender with certain confidential information regarding the Company, which is furnished as Exhibit 99.3 attached hereto, and agreed to publicly disclose that information (the “Cleansing Material”) upon the occurrence of certain events set forth in the confidentiality agreement.

The Cleansing Material was prepared by the Company solely to facilitate negotiation of the Amendment and was not prepared with a view toward public disclosure and should not be relied upon to make an investment decision with respect to the Company. The Cleansing Material should not be regarded as an indication that the Company or any third party considers the Cleansing Material to be a reliable prediction of future events, and the Cleansing Material should not be relied upon as such. Neither the Company nor any third party has made or makes any representation to any person regarding the accuracy of any Cleansing Material or undertakes any obligation to publicly update the Cleansing Material to reflect circumstances existing after the date when the Cleansing Material was prepared or conveyed or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Cleansing Material are shown to be in error.

The information in Item 7.01 of this Current Report and the accompanying Exhibits 99.2 and 99.3 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K, including the exhibits hereto, contains statements that are not historical facts, including multi-year New World Fossil expense reduction estimates, the completion of the Proposed Amendment, the waiver of the Compliance Certificate, future financial estimates as well as estimated impacts from COVID-19, tariffs, the Tax Cuts and Jobs Act, foreign currency translation, amortization expense, foreign tax credits, non-cash impairments and restructuring charges, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties. The actual results of the future events described in such forward-looking statements could differ materially from those stated in such forward-looking statements. Among the factors that could cause actual results to differ materially are: the effect of worldwide economic conditions; the impact of COVID-19; the length and severity of COVID-19; the pace of recovery following COVID-19; the failure to negotiate and enter into the Proposed Amendment or obtain a waiver of the Compliance Certificate; significant changes in consumer spending patterns or preferences; interruptions or delays in the supply of key components; acts of war or acts of terrorism; changes in foreign currency valuations in relation to the U.S. dollar; lower levels of consumer spending resulting from a general economic downturn or generally reduced shopping activity caused by public safety or consumer confidence concerns; the performance of our products within the prevailing retail environment; risks related to excess inventory, including older generation connected products; customer acceptance of both new designs and newly-introduced product lines, including risks related to new generation connected products; financial difficulties encountered by customers; the effects of vigorous competition in the markets in which we operate; compliance with debt covenants and other contractual provisions; risks related to the success of our restructuring programs; the termination or non-renewal of material licenses; risks related to foreign operations and manufacturing; changes in the costs of materials, labor and advertising; government regulation and tariffs; our ability to secure and protect trademarks and other intellectual property rights; and the outcome of current and possible future litigation, as well as the risks and uncertainties set forth in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”). These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Readers of this release should consider these factors in evaluating, and are cautioned not to place undue reliance on, the forward-looking statements contained herein. The Company assumes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release, dated June 3, 2020, announcing financial results for the fiscal quarter ended April 4, 2020.

99.2	Summary of the Proposed Amendment.

99.3	Presentation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSSIL GROUP, INC.

Date: June 3, 2020	By:	/s/ JEFFREY N. BOYER
	Name:	Jeffrey N. Boyer
	Title:	Chief Operating Officer, Chief Financial Officer and Treasurer